                             AIM CONSTELLATION FUND

[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                 APRIL 30, 1998

                     -------------------------------------

                             AIM CONSTELLATION FUND

                                For shareholders

                          who seek capital appreciation

                               through investments

                             in common stocks, with

                            emphasis on medium-size

                              and smaller emerging

                               growth companies.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class B and Class C shares have been offered for less than one year, all total return figures for Class B and C shares reflect cumulative total return that has not been annualized.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/98 (the most recent calendar quarter end), are as follows. For Class A shares, one year, 27.04%; five years, 17.10%; 10 years, 20.03%. Class B shares produced cumulative total return of 0.29% from their inception (11/3/97) through 3/31/98. Class C shares produced cumulative total return of 3.22% from their inception (8/4/97) through 3/31/98.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The Standard & Poor's 400 Mid-Cap Index is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o The unmanaged Lipper Mid-Cap Fund Index represents an average of the performance of middle-capitalization growth funds.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                    Dear Fellow Shareholder:

                    When we last reported to you, for the fiscal year ended
   [PHOTO OF        October 31, 1997, equity markets worldwide had just been
  Charles T.        shaken by the currency crisis in Southeast Asia. By the
    Bauer,          April 30, 1998, end of this six-month reporting period, most
 Chairman of        markets had recovered nicely, with domestic equities
 the Board of       reaching new highs and European markets outdoing even the
   THE FUND         U.S.'s heady pace. Only Asian markets remained in the
 APPEARS HERE]      doldrums. Bonds have turned in a solid performance with
                    generous real returns, though not as spectacular as some had predicted when the Asian crisis first broke.
                        Good economic news has been arriving almost daily early
                    in 1998. Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion, and the buoyant financial markets that accompany it, will continue for the foreseeable future.
                        Nevertheless, by the close of this reporting period, many market participants were uneasy. Some worried that economic growth was so robust and labor markets so tight that the Federal Reserve Board would raise interest rates to keep inflation at bay. Historically, it has been events such as a rise in interest rates--or more ominous occurrences such as wars--that have ended bull markets as experienced in this decade. Other participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, this bull market will end one day, and markets became less ebullient shortly after this reporting period closed. In the face of uncertainty, the best course for investors is to remain realistic and ready. The market advances of the past three years have been unprecedented and may have fostered unrealistic expectations among investors. We have never experienced two years in a row of market returns above 30%, let alone three. Investors would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months, you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

FUND PERFORMANCE REBOUNDS
AFTER BOUT WITH "ASIAN FLU"

A roundtable discussion with the Fund management team for AIM Constellation Fund for the six months ended April 30, 1998.
--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 1998?

A. Total return was 11.16% for Class A shares and 10.74% for Class C shares. Class B shares, which commenced operations November 3, 1997, produced cumulative return of 7.57% from then through the close of the reporting period.
        The six-month figures reflect the difficult investing environment during the first half of the reporting period, when the Asian financial crisis left mid-cap stocks out of favor. Because of market uncertainty, investors preferred large, liquid blue chips.
        During the latter half of the reporting period, when some concern about Asia began to wane, the Fund rebounded. During the last three months of the reporting period, it outperformed both the Standard & Poor's Mid-Cap 400 Index and the Lipper Mid-Cap Index of comparable mutual funds. The Fund's long-term performance remains excellent, as shown on the following pages.

Q.  WHAT SHAPED MARKET CONDITIONS DURING THE REPORTING PERIOD?

A. As mentioned previously, during the first half of the period, Asia's currency and market crises dampened stock market performance dramatically. Investors gravitated toward widely traded blue chip stocks and also moved into sectors such as utilities that often provide a safe haven when markets are uncertain.
        As the new year unfolded, the markets shrugged off these difficulties. A much- anticipated slowdown in the U.S. economy, predicted to result from the troubles in Asia, never materialized. U.S. gross domestic output rose at a 4.8% annual rate during the first quarter of 1998. Inflation, widely believed to result from such robust economic expansion, never developed. The Commerce Department's overall price index rose an annualized 0.9% during the quarter--its slowest rate in 34 years.

Q.  DID YOU ALTER THE PORTFOLIO AS MARKET CONDITIONS CHANGED?

A. We maintained our focus on companies with solid earnings history. While liquidity-focused markets bid up the stocks of the very largest companies--the so-called "mega-caps"--to extremely high valuations, we stayed true to our investment discipline. The Fund invests in small- and mid-cap stocks. In the short run, this has sometimes been a drawback. Nevertheless, we believe there is greater growth potential in smaller and mid-cap companies, especially now, after a two-year bear market in these stocks.
        So we modified the portfolio, but not drastically. We trimmed our holdings of energy stocks, which slumped badly because of Asian turmoil. Technology stocks in such industries as electronics, computers, and computer software remained the portfolio's largest sector weighting, and we increased our holdings in the health-care sector and in consumer cyclicals, especially retailers.

Q.  YOU SAY TECHNOLOGY IS YOUR LARGEST WEIGHTING. HASN'T THAT SECTOR BEEN
    VOLATILE?

A. This sector is usually volatile, and it was not generally in favor for much of the reporting period, partly because this sector was especially hard hit by the Asian difficulties. Because many technology companies tend to have manufacturing facilities in Asia, concern was widespread during the fourth quarter of 1997 that the bottom could drop out under technology stocks. That reaction may have been excessive. Most of the electronic components made in Southeast Asia are shipped to computer manufacturers in the U.S. The devaluation of Asian currencies is cutting costs, not markets, for these companies.
        We did reduce our technology holdings from about 36% of the portfolio to about 28%. Part of that reduction was in semiconductor holdings, where serious overcapacity exists for commodity-product producers.
        But overall, the technology sector is doing well. Personal computer sales were up 16% in the U.S. during the first quarter of 1998. We increased our holdings in the software industry. One of our larger holdings is BMC Software, Inc., a rapidly growing producer of software products that improve the efficiency of large-scale business computer environments--the kind of technology-based productivity improvement that underpins recent economic expansion and corporate cost control.
        We also own several firms known for their expertise in solving the Year 2000 problem, reprogramming computers to recognize this date. Compuware Corp., a leading information technology professional services company; and Comdisco, Inc., which specializes in helping businesses recover from disasters such as tornadoes or hurricanes, and now the Year 2000, are among holdings in this area.
        So despite volatility and some negative earnings surprises, there are still very good


================================================================================
NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
10/31/97       $14.53 billion
 4/30/98       $15.77 billion
================================================================================




           See important fund and index dislosures inside front cover.

PORTFOLIO COMPOSITION

As of 4/30/98, based on total net assets

========================================================================================================
TOP 10 HOLDINGS                                            TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Health Management            1.00%                  1. Computers (Software & Services)        10.16%
    Associates, Inc.-Class A
                                                        2. Oil & Gas (Drilling & Equipment)        5.47
 2. HEALTHSOUTH Corp.            1.00
                                                        3. Electronics (Semiconductors)            4.00
 3. BMC Software, Inc.           0.98
                                                        4. Consumer Finance                        3.45
 4. HBO & Co.                    0.95
                                                        5. Retail (Specialty-Apparel)              3.28
 5. Tenet Healthcare Corp.       0.93
                                                        6. Communications Equipment                3.22
 6. Service Corp. International  0.92
                                                        7. Health Care
 7. America Online, Inc.         0.89                      (Medical Products & Supplies)           3.21

 8. EMC Corp.                    0.88                   8. Health Care (Hospital Management)       2.93

 9. Safeway, Inc.                0.85                   9. Services (Data Processing)              2.89

10. Omnicare, Inc.               0.81                  10. Health Care (Specialized Services)      2.83

Please keep in mind that the Fund's portfolio composition is subject to change and there is no guarantee it will continue to hold any particular security.
========================================================================================================


    stocks in the technology sector.

Q.  AND WHY IS THE RETAIL INDUSTRY ATTRACTIVE?

A. Consumer cyclicals, including retailers, are doing very well. Personal earnings are up, and The Conference Board reported consumer confidence at a 29-year high in February. Good times are buoying both discounters like TJX Companies, Inc., owner of the T.J. Maxx apparel chain, and sellers of popular high-profile brands like Tommy Hilfiger. Electronics-oriented stores like Best Buy Co., Inc. are boosted by the arrival of sub-$1,000 personal computers and digital video disks, among other new products. The Fund's retail holdings were among its best performers early in 1998. More than 11% of net assets were invested in retail stocks at the close of the reporting period.

Q.  YOU ALSO MENTIONED HEALTH CARE. WHY IS THAT SECTOR DOING WELL?

A. Though reduced slightly during the reporting period, our health-care holdings are still quite large: about 13% of net assets. Consolidation and cost cutting in the health-care sector have been benefiting profit margins for service providers, a number of which were able to raise premiums recently for the first time in years.
        Underlying the improved profit picture of many health-care providers are systems improvements such as those provided by HBO & Co. HBO produces software that integrates health-care information so that patient information, for example, can move seamlessly among doctors' offices, hospitals and other providers, and insurance companies.
        Another positive development in the health-care arena has been the FDA's gradual streamlining of filing and approval systems, which has been welcomed by pharmaceutical firms, especially those with new products or drug delivery systems. Elan Corp. PLC is one such company. It specializes in designing pharmaceuticals that deliver their effective ingredients to the patient more efficiently; Elan has significant research in progress, especially on treatments for central nervous system disorders.

Q.  WHAT DO YOU FORESEE FOR THE FUND IN THE NEXT FEW MONTHS?

A. We are optimistic. Values in the mid-cap sector are simply more attractive than in the large-cap sector. Earnings of mid-cap and smaller companies are growing in the double digits, whereas first-quarter year-over-year earnings growth for the large companies in the S&P 500 was in the low single digits. You simply get more earnings for your investment in smaller and mid-cap stocks, especially in view of the ultra high price/earnings ratios of many blue-chip stocks. We think that ultimately this comparative valuation should translate into strong performance for mid-size company stocks.
        There is evidence that this is already happening. Almost unnoticed by the popular or business press, the dominance of very large-capitalization stocks had slipped somewhat by the end of this reporting period. For the three months ended April 30, 1998, the mid-cap Standard & Poor's 400 outperformed the large-cap S&P 500 index, a distinct change from the past few years.

Q.  AND FOR THE ECONOMY AND MARKETS IN GENERAL? WHAT'S YOUR OUTLOOK THERE?

A. Most observers do not expect dramatic change; they foresee stable interest rates, healthy economic growth, and continued contained inflation as global competition and lower energy costs offset the inflationary potential of tight labor markets. While there are worries about whether the ongoing bull market can be sustained, no one has identified a good reason for the seven-plus years of domestic economic expansion to end abruptly.
        However, most market participants would welcome some cooling off. One of the events most likely to trigger a halt in the market's prolonged rise would be an interest rate hike by the Federal Reserve Board (the Fed). Although the Fed left interest rates unchanged at its meeting shortly after the reporting period closed, it has been hinting about its concern over rapid economic growth and the dramatic rise in equity values. An interest rate rise would be forestalled by evidence that the economy is growing a little less rapidly.


          See important fund and index disclosures inside front cover.

Long-Term Performance

THE AIM CONSTELLATION FUND GROWTH STORY

AIM CONSTELLATION FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500 or the NASDAQ Composite Index is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.


GROWTH OF A $10,000 INVESTMENT:

April 30, 1976-April 30, 1998

---------------------------------------------------------------------------
           AIM CONSTELLATION FUND                            NASDAQ
               CLASS A SHARES          S&P 500           COMPOSITE INDEX
---------------------------------------------------------------------------

4/30/76            $9,443             $10,000                 $10,000

4/77                8,801              10,082                  10,599

4/78               10,958              10,427                  12,786

4/79               13,257              11,546                  14,856

4/80               20,264              12,737                  15,541

4/81               34,986              16,715                  24,061

4/82               25,228              15,493                  20,504

4/83               44,966              23,076                  32,533

4/84               34,648              23,459                  27,469

4/85               38,220              27,594                  31,146

4/86               57,277              37,581                  42,544

4/87               79,303              47,552                  46,382

4/88               67,691              44,490                  42,100

4/89               82,788              54,625                  47,463

4/90               98,298              60,328                  46,633

4/91              117,595              70,925                  53,810

4/92              150,546              80,891                  64,240

4/93              177,740              88,346                  73,426

4/94              212,406              93,051                  81,465

4/95              240,519             109,258                  93,692

4/96              329,813             142,182                 132,162

4/97              324,936             177,885                 139,959

4/98              439,880             250,798                 207,416

===========================================================================

Past performance is no guarantee of comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 4/30/98, including sales charges

CLASS A SHARES

Since Inception (4/30/76)   18.77%
  20 Years                  19.94
  10 Years                  19.91
   5 Years                  18.53
   1 Year                   27.92

CLASS B SHARES

Since Inception (11/3/97)    2.59%*

CLASS C SHARES

Since Inception (8/4/97)     5.59%*
================================================================================

*Total return provided is cumulative total return that has not been annualized.


Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO --Registered Trademark--.

For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

o You have 10 years or more before you retire. The longer you invest tax free, the more you benefit.

o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

    A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

The Roth IRA Analyzer & Calculator at AIM's Internet Web site
--www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.



This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

APRIL 30, 1998
(UNAUDITED)

                                                    MARKET
                                   SHARES           VALUE
DOMESTIC COMMON STOCKS-90.18%

AEROSPACE/DEFENSE-0.97%

AAR Corp.                          1,000,000   $     26,187,500
---------------------------------------------------------------
BE Aerospace, Inc.(a)                600,000         18,712,500
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)      1,000,000         41,937,500
---------------------------------------------------------------
Precision Castparts Corp.            500,000         31,062,500
---------------------------------------------------------------
Sundstrand Corp.                     500,000         34,531,250
---------------------------------------------------------------
                                                    152,431,250
---------------------------------------------------------------
AIR FREIGHT-0.10%

AirNet Systems, Inc.(a)              560,000         15,120,000
---------------------------------------------------------------
AIRLINES-0.48%

Continental Airlines, Inc.(a)      1,000,000         58,875,000
---------------------------------------------------------------
Southwest Airlines Co.               600,000         16,462,500
---------------------------------------------------------------
                                                     75,337,500
---------------------------------------------------------------
AUTO PARTS & EQUIPMENT-0.04%

Danaher Corp.                         82,200          5,908,125
---------------------------------------------------------------
BANKS (MAJOR REGIONAL)-0.39%

Summit Bancorp                       500,000         25,062,500
---------------------------------------------------------------
Northern Trust Corp.                 500,000         36,500,000
---------------------------------------------------------------
                                                     61,562,500
---------------------------------------------------------------
BANKS (REGIONAL)-1.42%

AmSouth Bancorporation               500,000         31,187,500
---------------------------------------------------------------
Crestar Financial Corp.              500,000         29,906,250
---------------------------------------------------------------
Golden State Bancorp, Inc.(a)        750,000         29,250,000
---------------------------------------------------------------
Mercantile Bankshares Corp.          500,000         19,187,500
---------------------------------------------------------------
National Commerce Bancorporation     107,700          4,819,575
---------------------------------------------------------------
North Fork Bancorporation, Inc.    1,000,000         37,125,000
---------------------------------------------------------------
Star Banc Corp.                      625,000         39,492,188
---------------------------------------------------------------
TCF Financial Corp.                1,000,000         32,562,500
---------------------------------------------------------------
                                                    223,530,513
---------------------------------------------------------------
BEVERAGES (NON-ALCOHOLIC)-0.26%

Coca-Cola Enterprises Inc.         1,100,000         41,525,000
---------------------------------------------------------------
BIOTECHNOLOGY-0.39%

Biogen, Inc.(a)                      825,000         36,609,375
---------------------------------------------------------------
Curative Health Services,
  Inc.(a)(b)                         795,000         24,645,000
---------------------------------------------------------------
                                                     61,254,375
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO & CABLE)-1.50%

Chancellor Media Corp.(a)            280,002         13,282,595
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            400,000         37,700,000
---------------------------------------------------------------
Comcast Corp.-Class A              1,500,000         53,718,750
---------------------------------------------------------------
Cox Communications, Inc.-Class A(a)  750,000         33,468,750
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
BROADCASTING (TELEVISION, RADIO
  & CABLE)-(CONTINUED)

Heftel Broadcasting Corp.(a)         501,000   $     21,981,375
---------------------------------------------------------------
Jacor Communications, Inc.(a)        700,000         39,812,500
---------------------------------------------------------------
Liberty Media Group(a)             1,080,000         35,842,500
---------------------------------------------------------------
                                                    235,806,470
---------------------------------------------------------------
CHEMICALS-0.25%

IMC Global, Inc.                   1,000,000         36,000,000
---------------------------------------------------------------
NL Industries, Inc.(a)               121,700          2,745,856
---------------------------------------------------------------
                                                     38,745,856
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-2.11%

ADC Telecommunications, Inc.(a)      750,000         22,453,125
---------------------------------------------------------------
Andrew Corp.(a)                    1,000,000         22,875,000
---------------------------------------------------------------
Aspect Telecommunications
  Corp.(a)                         1,000,000         28,750,000
---------------------------------------------------------------
Brightpoint, Inc.(a)               1,500,000         29,250,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)         850,000         40,268,750
---------------------------------------------------------------
Digital Microwave Corp.(a)           500,000          5,687,500
---------------------------------------------------------------
General Instrument Corp.(a)        1,000,000         22,437,500
---------------------------------------------------------------
PairGain Technologies, Inc.(a)     2,000,000         36,875,000
---------------------------------------------------------------
REMEC, Inc.(a)                       750,000         18,656,250
---------------------------------------------------------------
Tellabs, Inc.(a)                   1,500,000        106,312,500
---------------------------------------------------------------
                                                    333,565,625
---------------------------------------------------------------
COMPUTERS (HARDWARE)-1.74%

Comdisco, Inc.                     1,971,700         87,247,725
---------------------------------------------------------------
Dell Computer Corp.(a)             1,200,000         96,900,000
---------------------------------------------------------------
Gateway 2000, Inc.(a)              1,019,100         59,808,431
---------------------------------------------------------------
IDX Systems Corp.(a)                 700,000         30,493,750
---------------------------------------------------------------
                                                    274,449,906
---------------------------------------------------------------
COMPUTERS (NETWORKING)-1.44%

Ascend Communications, Inc.(a)     2,790,000        121,539,375
---------------------------------------------------------------
Cisco Systems, Inc.(a)               500,000         36,625,000
---------------------------------------------------------------
FORE Systems, Inc.(a)              3,000,000         68,625,000
---------------------------------------------------------------
                                                    226,789,375
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-1.61%

EMC Corp.(a)                       3,000,000        138,375,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                            900,000         52,087,500
---------------------------------------------------------------
Storage Technology Corp.(a)          750,000         63,328,125
---------------------------------------------------------------
                                                    253,790,625
---------------------------------------------------------------
COMPUTERS (SOFTWARE & SERVICES)-10.05%

America Online, Inc.(a)            1,750,000        140,000,000
---------------------------------------------------------------
Applied Voice Technology, Inc.(a)    155,000          6,839,375
---------------------------------------------------------------
Aspect Development, Inc.(a)          363,000         22,982,438
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Autodesk, Inc.                       700,000   $     32,900,000
---------------------------------------------------------------
BMC Software, Inc.(a)              1,650,000        154,378,125
---------------------------------------------------------------
Broderbund Software, Inc.(a)(b)      656,900         11,742,088
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)    3,500,000        127,093,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)              525,000         32,615,625
---------------------------------------------------------------
Computer Associates
  International, Inc.                750,000         43,921,875
---------------------------------------------------------------
Computer Sciences Corp.(a)         1,193,000         62,930,750
---------------------------------------------------------------
Compuware Corp.(a)                 2,500,000        122,187,500
---------------------------------------------------------------
Concord EFS, Inc.(a)               3,000,000         94,500,000
---------------------------------------------------------------
Electronic Arts, Inc.(a)           1,000,000         46,250,000
---------------------------------------------------------------
HBO & Co.                          2,500,000        149,531,250
---------------------------------------------------------------
Intuit, Inc.(a)                      725,000         38,560,938
---------------------------------------------------------------
J.D. Edwards & Co.(a)                800,000         28,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                   400,000         36,050,000
---------------------------------------------------------------
Network Associates, Inc.(a)          250,000         17,125,000
---------------------------------------------------------------
Oracle Corp.(a)                    1,387,900         35,911,913
---------------------------------------------------------------
Parametric Technology Co.(a)       3,500,000        111,890,625
---------------------------------------------------------------
Platinum Technology, Inc.(a)       1,250,000         31,875,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)         2,000,000         85,125,000
---------------------------------------------------------------
Sterling Software, Inc.(a)         1,250,000         33,046,873
---------------------------------------------------------------
Symantec Corp.(a)                  1,000,000         29,000,000
---------------------------------------------------------------
Synopsys, Inc.(a)                  1,300,000         55,900,000
---------------------------------------------------------------
Wind River Systems(a)              1,000,000         34,625,000
---------------------------------------------------------------
                                                  1,585,483,125
---------------------------------------------------------------
CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.30%

Action Performance Companies,
  Inc.(a)                            500,000         17,312,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)            806,200         29,577,463
---------------------------------------------------------------
                                                     46,889,963
---------------------------------------------------------------
CONSUMER FINANCE-3.45%

Capital One Financial Corp.        1,000,000         96,062,500
---------------------------------------------------------------
ContiFinancial Corp.(a)              446,600         14,402,850
---------------------------------------------------------------
Countrywide Credit Industries,
  Inc.                               636,900         30,810,038
---------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a) 1,500,000         72,750,000
---------------------------------------------------------------
Household International, Inc.        900,000        118,293,750
---------------------------------------------------------------
IMC Mortgage Co.(a)(b)             1,500,000         23,906,250
---------------------------------------------------------------
MBNA Corp.                         2,750,000         93,156,250
---------------------------------------------------------------
Providian Financial Corp.            650,000         39,121,875
---------------------------------------------------------------
SLM Holding Corp.                  1,286,000         54,896,125
---------------------------------------------------------------
                                                    543,399,638
---------------------------------------------------------------
DISTRIBUTORS (FOOD & HEALTH)-1.72%

Bergen Brunswig Corp.-Class A      1,000,000         45,375,000
---------------------------------------------------------------
Cardinal Health, Inc.              1,300,000        125,125,000
---------------------------------------------------------------
McKesson Corp.                     1,422,400        100,545,900
---------------------------------------------------------------
                                                    271,045,900
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
ELECTRICAL EQUIPMENT-1.86%

American Power Conversion Corp.(a) 1,250,000   $     40,234,375
---------------------------------------------------------------
Avid Technology, Inc.(a)             500,000         21,687,500
---------------------------------------------------------------
Berg Electronics Corp.(a)          1,000,000         23,812,500
---------------------------------------------------------------
Sanmina Corp.(a)                     700,000         63,000,000
---------------------------------------------------------------
SCI Systems, Inc.(a)               1,500,000         61,781,250
---------------------------------------------------------------
Solectron Corp.(a)                 1,000,000         44,312,500
---------------------------------------------------------------
Symbol Technologies, Inc.          1,000,000         38,500,000
---------------------------------------------------------------
                                                    293,328,125
---------------------------------------------------------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-0.23%

Arrow Electronics, Inc.(a)         1,300,000         35,506,250
---------------------------------------------------------------
ELECTRONICS (DEFENSE)-0.23%

General Motors Corp.-Class H(a)      663,000         36,630,750
---------------------------------------------------------------
ELECTRONICS (INSTRUMENTATION)-0.22%

Perkin-Elmer Corp.                   500,000         34,187,500
---------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS)-4.00%

Advanced Micro Devices, Inc.(a)    1,000,000         27,750,000
---------------------------------------------------------------
Altera Corp.(a)                      850,000         34,425,000
---------------------------------------------------------------
Analog Devices, Inc.(a)            1,788,800         69,651,400
---------------------------------------------------------------
Atmel Corp.(a)                     1,000,000         20,187,500
---------------------------------------------------------------
Burr-Brown Corp.(a)                1,125,000         34,242,188
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)       500,000         22,812,500
---------------------------------------------------------------
Linear Technology Corp.(a)         1,000,000         80,500,000
---------------------------------------------------------------
LSI Logic Corp.(a)                 2,000,000         54,250,000
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)  ,500,000        100,937,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)(b)   2,000,175         56,754,966
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                1,000,000         45,500,000
---------------------------------------------------------------
Sipex Corp.(a)                       100,000          1,987,500
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)       700,000         40,381,250
---------------------------------------------------------------
Xilinx, Inc.(a)                      892,700         40,841,024
---------------------------------------------------------------
                                                    630,220,828
---------------------------------------------------------------
EQUIPMENT (SEMICONDUCTORS)-0.83%

Applied Materials, Inc.(a)         1,000,000         36,125,000
---------------------------------------------------------------
Etec Systems, Inc.(a)                214,200         12,155,850
---------------------------------------------------------------
KLA-Tencor Corp.(a)                1,250,000         50,390,625
---------------------------------------------------------------
Teradyne, Inc.(a)                    900,000         32,850,000
---------------------------------------------------------------
                                                    131,521,475
---------------------------------------------------------------
FINANCIAL (DIVERSIFIED)-1.20%

FINOVA Group, Inc.                 1,000,000         58,562,500
---------------------------------------------------------------
MGIC Investment Corp.              1,450,000         91,350,000
---------------------------------------------------------------
SunAmerica, Inc.                     800,000         39,950,000
---------------------------------------------------------------
                                                    189,862,500
---------------------------------------------------------------
FOODS-0.26%

Suiza Foods Corp.(a)                 700,000         41,475,000
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
FOOTWEAR-0.18%

Wolverine World Wide, Inc.         1,000,000   $     28,875,000
---------------------------------------------------------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.18%

International Game Technology      1,000,000         27,812,500
---------------------------------------------------------------
GOLD & PRECIOUS METALS MINING-0.02%

Battle Mountain Gold Co.             537,800          3,865,438
---------------------------------------------------------------
HEALTH CARE (DRUGS-GENERIC & OTHER)-1.63%

Alpharma, Inc.-Class A               254,967          5,800,499
---------------------------------------------------------------
Columbia Laboratories, Inc.(a)       500,000          4,500,000
---------------------------------------------------------------
Forest Laboratories, Inc.(a)       1,200,000         43,425,000
---------------------------------------------------------------
Jones Medical Industries, Inc.(b)  1,600,850         47,225,075
---------------------------------------------------------------
Mylan Laboratories, Inc.           2,500,000         67,812,500
---------------------------------------------------------------
Parexel International Corp.(a)       350,000         11,725,000
---------------------------------------------------------------
R.P. Scherer Corp.(a)                156,900         11,453,700
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)    1,500,000         64,500,000
---------------------------------------------------------------
                                                    256,441,774
---------------------------------------------------------------
HEALTH CARE (HOSPITAL MANAGEMENT)-2.93%

Health Management Associates,
  Inc.-Class A(a)                  5,000,030        157,500,945
---------------------------------------------------------------
Quorum Health Group, Inc.(a)       1,800,000         57,825,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)          3,913,800        146,522,888
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                  1,750,000        100,734,374
---------------------------------------------------------------
                                                    462,583,207
---------------------------------------------------------------
HEALTH CARE (LONG TERM CARE)-1.62%

Beverly Enterprises, Inc.(a)       3,000,000         47,250,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                         1,250,000         50,937,500
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)               5,200,000        156,975,000
---------------------------------------------------------------
                                                    255,162,500
---------------------------------------------------------------
HEALTH CARE (MANAGED CARE)-0.88%

American Oncology Resources,
  Inc.(a)                            450,000          6,750,000
---------------------------------------------------------------
Concentra Managed Care, Inc.(a)    1,150,000         35,793,750
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)(b)  700,000         56,000,000
---------------------------------------------------------------
First Health Group Corp.(a)          500,000         29,500,000
---------------------------------------------------------------
Trigon Healthcare, Inc.(a)           372,500         11,314,687
---------------------------------------------------------------
                                                    139,358,437
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS
  & SUPPLIES)-3.21%

Allegiance Corp.                   1,020,200         46,546,625
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                            500,000         17,687,500
---------------------------------------------------------------
Biomet, Inc.                         800,000         24,000,000
---------------------------------------------------------------
Boston Scientific Corp.(a)           500,000         36,156,250
---------------------------------------------------------------
DENTSPLY International Inc.          842,200         27,687,325
---------------------------------------------------------------
Guidant Corp.                      1,250,000         83,593,750
---------------------------------------------------------------
Henry Schein, Inc.(a)                900,000         35,100,000
---------------------------------------------------------------
Medtronic, Inc.                      500,000         26,312,500
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
HEALTH CARE (MEDICAL PRODUCTS
  & SUPPLIES)-(CONTINUED)

PSS World Medical, Inc.(a)         1,200,000   $     26,925,000
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)         300,000         26,325,000
---------------------------------------------------------------
St. Jude Medical, Inc.(a)            900,000         31,893,750
---------------------------------------------------------------
Stryker Corp.                        400,000         18,000,000
---------------------------------------------------------------
Sybron International Corp.(a)      4,000,000        106,000,000
---------------------------------------------------------------
                                                    506,227,700
---------------------------------------------------------------
HEALTH CARE (SPECIALIZED SERVICES)-2.75%

Alza Corp.(a)                        700,000         33,556,250
---------------------------------------------------------------
American HomePatient, Inc.(a)(b)     246,200          4,539,312
---------------------------------------------------------------
Covance, Inc.(a)                   2,109,600         45,224,550
---------------------------------------------------------------
FPA Medical Management, Inc.(a)    1,000,000         12,500,000
---------------------------------------------------------------
Lincare Holdings, Inc.(a)          1,000,000         81,125,000
---------------------------------------------------------------
Omnicare, Inc.                     3,750,000        128,437,500
---------------------------------------------------------------
Orthodontic Centers of
  America, Inc.(a)                   524,200         11,204,775
---------------------------------------------------------------
Quintiles Transnational Corp.(a)   1,210,000         59,895,000
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a) 1,692,933         56,078,406
---------------------------------------------------------------
Transition Systems, Inc.(a)           33,300            749,250
---------------------------------------------------------------
                                                    433,310,043
---------------------------------------------------------------
HOMEBUILDING-0.70%

Clayton Homes, Inc.                3,090,000         61,993,125
---------------------------------------------------------------
Fleetwood Enterprises, Inc.          507,000         23,417,063
---------------------------------------------------------------
Kaufman and Broad Home Corp.         616,900         17,928,656
---------------------------------------------------------------
Oakwood Homes Corp.                  250,000          7,046,875
---------------------------------------------------------------
                                                    110,385,719
---------------------------------------------------------------
HOUSEHOLD FURNITURE & APPLIANCES-0.33%

Leggett & Platt, Inc.              1,000,000         51,937,500
---------------------------------------------------------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.26%

Fort James Corp.                     835,000         41,436,875
---------------------------------------------------------------
HOUSEWARES-0.16%

Central Garden and Pet Co.(a)        485,500         16,628,375
---------------------------------------------------------------
Helen of Troy Ltd.(a)                435,000          8,917,500
---------------------------------------------------------------
                                                     25,545,875
---------------------------------------------------------------
INSURANCE (LIFE/HEALTH)-0.31%

Provident Companies, Inc.          1,250,000         48,828,125
---------------------------------------------------------------
INSURANCE (PROPERTY-CASUALTY)-0.78%

Everest Reinsurance Holdings, Inc.   750,000         30,937,500
---------------------------------------------------------------
Executive Risk Inc.                  500,000         33,343,750
---------------------------------------------------------------
Mercury General Corp.                914,700         59,226,825
---------------------------------------------------------------
                                                    123,508,075
---------------------------------------------------------------
INVESTMENT BANKING/BROKERAGE-0.50%

Edwards (A.G.), Inc.                 750,000         33,750,000
---------------------------------------------------------------
Paine Webber Group Inc.            1,000,000         44,812,500
---------------------------------------------------------------
                                                     78,562,500
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
INVESTMENT MANAGEMENT-0.70%

Franklin Resources, Inc.           1,000,000   $     53,500,000
---------------------------------------------------------------
T. Rowe Price Associates, Inc.       763,900         57,674,450
---------------------------------------------------------------
                                                    111,174,450
---------------------------------------------------------------
LEISURE TIME (PRODUCTS)-0.59%

Harley-Davidson, Inc.              2,000,000         72,000,000
---------------------------------------------------------------
North Face, Inc. (The)(a)            330,000          7,404,375
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)        511,200         13,962,150
---------------------------------------------------------------
                                                     93,366,525
---------------------------------------------------------------
LODGING-HOTELS-0.50%

Host Marriott Corp.(a)               896,000         17,416,000
---------------------------------------------------------------
Promus Hotel Corp.(a)              1,304,050         58,926,759
---------------------------------------------------------------
Sunburst Hospitality Corp.(a)        299,800          2,417,137
---------------------------------------------------------------
                                                     78,759,896
---------------------------------------------------------------
MACHINERY (DIVERSIFIED)-0.02%

Applied Power, Inc.-Class A           95,000          3,550,625
---------------------------------------------------------------
MANUFACTURING (DIVERSIFIED)-1.04%

AMETEK, Inc.                         300,000          9,131,250
---------------------------------------------------------------
Crane Co.                            309,700         16,665,731
---------------------------------------------------------------
Hillenbrand Industries, Inc.         520,000         32,435,000
---------------------------------------------------------------
Pentair, Inc.                        500,000         21,625,000
---------------------------------------------------------------
Thermo Electron Corp.(a)           1,000,000         39,812,500
---------------------------------------------------------------
Tyco International Ltd.              823,964         44,906,038
---------------------------------------------------------------
                                                    164,575,519
---------------------------------------------------------------
MANUFACTURING (SPECIALIZED)-0.53%

Avery Dennison Corp.                 500,000         26,187,500
---------------------------------------------------------------
Cognex Corp.(a)                    1,000,000         24,187,500
---------------------------------------------------------------
US Filter Corp.(a)                 1,032,800         33,695,100
---------------------------------------------------------------
                                                     84,070,100
---------------------------------------------------------------
METAL FABRICATORS-0.17%

Kennametal, Inc.                     500,000         26,656,250
---------------------------------------------------------------
NATURAL GAS-0.88%

El Paso Natural Gas Co.            1,500,000         55,406,250
---------------------------------------------------------------
Equitable Resources, Inc.            750,000         24,375,000
---------------------------------------------------------------
KN Energy, Inc.                    1,000,000         58,687,500
---------------------------------------------------------------
                                                    138,468,750
---------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES-0.41%

Herman Miller, Inc.                1,100,000         33,206,250
---------------------------------------------------------------
HON INDUSTRIES, Inc.                 963,800         30,841,600
---------------------------------------------------------------
                                                     64,047,850
---------------------------------------------------------------
OIL & GAS (DRILLING & EQUIPMENT)-5.10%

Baker Hughes, Inc.                   500,000         20,250,000
---------------------------------------------------------------
BJ Services Co.(a)                 1,672,400         62,715,000
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Camco International, Inc.          1,000,000   $     67,875,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)            1,050,000         69,759,375
---------------------------------------------------------------
EVI, Inc.(a)                         800,000         42,600,000
---------------------------------------------------------------
Global Industries Ltd.(a)          2,500,000         56,718,750
---------------------------------------------------------------
Input/Output, Inc.(a)              1,500,000         37,312,500
---------------------------------------------------------------
Marine Drilling Companies, Inc.(a) 1,650,000         40,115,625
---------------------------------------------------------------
National-Oilwell, Inc.(a)            906,000         34,371,375
---------------------------------------------------------------
Noble Drilling Corp.(a)            1,250,000         40,390,625
---------------------------------------------------------------
Patterson Energy, Inc.(a)            658,500          9,219,000
---------------------------------------------------------------
Pride International, Inc.(a)       2,000,000         48,625,000
---------------------------------------------------------------
R&B Falcon Corp.(a)                1,000,000         32,062,500
---------------------------------------------------------------
Rowan Cos., Inc.(a)                  529,000         15,572,438
---------------------------------------------------------------
Santa Fe International Corp.         394,200         15,447,712
---------------------------------------------------------------
Smith International, Inc.(a)       1,000,000         58,750,000
---------------------------------------------------------------
Transocean Offshore Inc.             500,000         27,937,500
---------------------------------------------------------------
Varco International, Inc.(a)       3,000,000         92,250,000
---------------------------------------------------------------
Veritas DGC, Inc.(a)                 600,000         32,512,500
---------------------------------------------------------------
                                                    804,484,900
---------------------------------------------------------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.76%

Apache Corp.                         750,000         26,531,250
---------------------------------------------------------------
Burlington Resources, Inc.           750,000         35,250,000
---------------------------------------------------------------
Ocean Energy, Inc.(a)              1,521,000         37,264,500
---------------------------------------------------------------
Santa Fe Energy Resources,
  Inc.(a)                          1,750,000         18,046,875
---------------------------------------------------------------
St. Mary Land & Exploration Co.      100,000          3,200,000
---------------------------------------------------------------
                                                    120,292,625
---------------------------------------------------------------
PERSONAL CARE-0.38%

Rexall Sundown, Inc.(a)            1,891,800         60,419,363
---------------------------------------------------------------
POWER PRODUCERS (INDEPENDENT)-0.56%

AES Corp.(a)                       1,600,000         88,300,000
---------------------------------------------------------------
PUBLISHING (NEWSPAPERS)-0.22%

A.H. Belo Corp.                      650,000         34,409,375
---------------------------------------------------------------
RAILROADS-0.29%

Kansas City Southern
  Industries, Inc.                 1,000,000         45,187,500
---------------------------------------------------------------
RESTAURANTS-0.92%

Brinker International, Inc.(a)     1,500,000         36,000,000
---------------------------------------------------------------
CKE Restaurants, Inc.              1,042,690         36,103,141
---------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc.                        800,000         29,400,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)          500,000         19,062,500
---------------------------------------------------------------
Starbucks Corp.(a)                   500,000         24,062,500
---------------------------------------------------------------
                                                    144,628,141
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-0.29%

Lowe's Companies, Inc.               650,000         45,459,375
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
RETAIL (COMPUTERS & ELECTRONICS)-1.74%

Best Buy Co., Inc.(a)                700,000   $     49,175,000
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)(b)   1,188,700         57,651,950
---------------------------------------------------------------
Circuit City Stores, Inc.          1,500,000         60,937,500
---------------------------------------------------------------
CompUSA, Inc.(a)                     500,000          9,281,250
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)        750,000         34,218,750
---------------------------------------------------------------
Tech Data Corp.(a)                 1,275,000         63,590,625
---------------------------------------------------------------
                                                    274,855,075
---------------------------------------------------------------
RETAIL (DEPARTMENT STORES)-0.51%

Kohl's Corp.(a)                    1,000,000         41,312,500
---------------------------------------------------------------
Proffitt's, Inc.(a)                1,000,000         39,750,000
---------------------------------------------------------------
                                                     81,062,500
---------------------------------------------------------------
RETAIL (DISCOUNTERS)-0.93%

Dollar General Corp.                 781,352         29,593,707
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)        1,040,400         56,441,700
---------------------------------------------------------------
Family Dollar Stores, Inc.           800,000         27,200,000
---------------------------------------------------------------
Ross Stores, Inc.                    734,000         33,993,375
---------------------------------------------------------------
                                                    147,228,782
---------------------------------------------------------------
RETAIL (DRUG STORES)-0.74%

CVS Corp.                            450,000         33,187,500
---------------------------------------------------------------
Rite Aid Corp.                     2,600,040         83,526,285
---------------------------------------------------------------
                                                    116,713,785
---------------------------------------------------------------
RETAIL (FOOD CHAINS)-1.55%

Kroger Co.(a)                      2,637,400        110,441,125
---------------------------------------------------------------
Safeway, Inc.(a)                   3,500,000        133,875,000
---------------------------------------------------------------
                                                    244,316,125
---------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)-0.95%

Costco Companies, Inc.(a)            500,000         27,937,500
---------------------------------------------------------------
Dayton Hudson Corp.                  500,000         43,656,250
---------------------------------------------------------------
Fred Meyer, Inc.(a)                1,760,000         78,980,000
---------------------------------------------------------------
                                                    150,573,750
---------------------------------------------------------------
RETAIL (SPECIALTY)-3.28%

AutoZone, Inc.(a)                  1,500,000         45,281,250
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)         1,000,000         49,250,000
---------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)   500,000         12,375,000
---------------------------------------------------------------
General Nutrition Cos., Inc.(a)      650,000         23,318,750
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)   1,500,000         18,843,750
---------------------------------------------------------------
Inacom Corp.(a)                      580,000         20,771,250
---------------------------------------------------------------
Michaels Stores, Inc.(a)(b)        1,363,800         41,254,950
---------------------------------------------------------------
Office Depot, Inc.(a)              2,200,000         72,875,000
---------------------------------------------------------------
OfficeMax, Inc.(a)                   581,600         10,941,350
---------------------------------------------------------------
PETsMART, Inc.(a)                  3,094,300         36,358,025
---------------------------------------------------------------
Staples, Inc.(a)                   5,073,000        125,239,688
---------------------------------------------------------------
Tiffany & Co.                         26,600          1,210,300
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Viking Office Products, Inc.(a)    1,300,000   $     31,443,750
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)             500,000         27,468,750
---------------------------------------------------------------
                                                    516,631,813
---------------------------------------------------------------
RETAIL (SPECIALTY-APPAREL)-1.21%

Gap, Inc.                          1,000,000         51,437,500
---------------------------------------------------------------
Men's Wearhouse, Inc.(The)(a)(b)   1,500,050         63,189,606
---------------------------------------------------------------
Stage Stores, Inc.(a)                329,400         16,943,513
---------------------------------------------------------------
TJX Companies, Inc.                1,350,000         59,737,500
---------------------------------------------------------------
                                                    191,308,119
---------------------------------------------------------------
SAVINGS & LOAN COMPANIES-0.57%

Charter One Financial, Inc.          300,000         20,306,250
---------------------------------------------------------------
Dime Bancorp, Inc.                 1,250,000         38,359,375
---------------------------------------------------------------
GreenPoint Financial Corp.           800,000         31,750,000
---------------------------------------------------------------
                                                     90,415,625
---------------------------------------------------------------
SERVICES (ADVERTISING/MARKETING)-0.85%

Omnicom Group, Inc.                1,500,000         71,062,500
---------------------------------------------------------------
Outdoor Systems, Inc.(a)           1,000,000         31,750,000
---------------------------------------------------------------
Snyder Communications, Inc.(a)       750,000         31,875,000
---------------------------------------------------------------
                                                    134,687,500
---------------------------------------------------------------
SERVICES (COMMERCIAL & CONSUMER)-1.96%

Choice Hotels International,
  Inc.(a)                            427,800          7,326,075
---------------------------------------------------------------
ChoicePoint, Inc.(a)                 467,300         25,584,675
---------------------------------------------------------------
Cintas Corp.                         940,700         44,800,837
---------------------------------------------------------------
Equity Corp. International (a)       779,100         19,331,419
---------------------------------------------------------------
Service Corp. International        3,500,000        144,375,000
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A  2,600,000         66,950,000
---------------------------------------------------------------
                                                    308,368,006
---------------------------------------------------------------
SERVICES (COMPUTER SYSTEMS)-1.33%

Cambridge Technology Partners,
  Inc.(a)                            645,400         33,722,150
---------------------------------------------------------------
Gartner Group, Inc.-Class A(a)     1,500,000         49,687,500
---------------------------------------------------------------
Shared Medical Systems Corp.         750,000         54,703,125
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)      2,000,000         71,250,000
---------------------------------------------------------------
                                                    209,362,775
---------------------------------------------------------------
SERVICES (DATA PROCESSING)-2.89%

Affiliated Computer Services,
  Inc.(a)                          1,000,000         35,125,000
---------------------------------------------------------------
Billing Information Concepts
  Corp.(a)                         1,596,800         44,710,400
---------------------------------------------------------------
Ceridian Corp.(a)                  1,000,000         56,562,500
---------------------------------------------------------------
CSG Systems International, Inc.(a)   903,100         41,091,050
---------------------------------------------------------------
DST Systems, Inc.(a)                 949,300         52,330,163
---------------------------------------------------------------
Equifax, Inc.                        500,000         19,343,750
---------------------------------------------------------------
Fiserv, Inc.(a)                    1,275,200         83,366,200
---------------------------------------------------------------
National Data Corp.                  750,000         30,609,375
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

Paychex, Inc.                      1,250,000   $     67,890,625
---------------------------------------------------------------
PMT Services, Inc.(a)              1,250,000         24,375,000
---------------------------------------------------------------
                                                    455,404,063
---------------------------------------------------------------
SERVICES (EMPLOYMENT)-0.20%

AccuStaff, Inc.(a)                   900,000         32,287,500
---------------------------------------------------------------
SERVICES (FACILITIES & ENVIRONMENTAL)-0.13%

Corrections Corp. of America(a)      727,900         20,199,225
---------------------------------------------------------------
SPECIALTY PRINTING-0.19%

Valassis Communications, Inc.(a)     750,000         29,437,500
---------------------------------------------------------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.61%

AirTouch Communications, Inc.(a)   1,150,000         61,093,750
---------------------------------------------------------------
Nextel Communications, Inc.(a)     1,250,000         35,859,375
---------------------------------------------------------------
                                                     96,953,125
---------------------------------------------------------------
TELEPHONE-0.38%

Century Telephone Enterprises        520,450         22,151,653
---------------------------------------------------------------
Cincinnati Bell, Inc.              1,000,000         38,250,000
---------------------------------------------------------------
                                                     60,401,653
---------------------------------------------------------------
TEXTILES (APPAREL)-1.90%

Jones Apparel Group, Inc.(a)       1,000,000         59,812,500
---------------------------------------------------------------
Liz Claiborne, Inc.                1,000,000         49,187,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)       1,000,000         24,875,000
---------------------------------------------------------------
St. John Knits, Inc.                 702,400         31,344,600
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)            1,500,000         91,500,000
---------------------------------------------------------------
Warnaco Group, Inc. (The)          1,000,000         42,250,000
---------------------------------------------------------------
                                                    298,969,600
---------------------------------------------------------------
TEXTILES (SPECIALTY)-0.18%

Unifi, Inc.                          750,000         28,734,375
---------------------------------------------------------------
WASTE MANAGEMENT-1.23%

American Disposal Services,
  Inc.(a)(b)                       1,026,200         41,144,206
---------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                          1,049,900         30,972,050
---------------------------------------------------------------
USA Waste Services, Inc.(a)        2,500,000        122,656,250
---------------------------------------------------------------
                                                    194,772,506
---------------------------------------------------------------
    Total Domestic Common Stocks
       (Cost $9,310,895,113)                     14,223,744,088
---------------------------------------------------------------

CONVERTIBLE BONDS & NOTES-0.39%

                                 PRINCIPAL
                                   AMOUNT
BROADCASTING (TELEVISION, RADIO &
CABLE)-0.07%

Jacor Communications Inc.,
  Conv. Sr. LYON, 5.50%,
  06/12/11(c)                   $ 14,450,000         11,226,639
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-0.24%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                 17,500,000         37,423,750
---------------------------------------------------------------

                                 PRINCIPAL          MARKET
                                   AMOUNT           VALUE
HEALTH CARE (SPECIALIZED SERVICES)-0.08%(A)

Alza Corp., Conv. Sub. LYON,
  5.25%, 07/14/14(c)            $ 19,000,000   $     12,351,330
---------------------------------------------------------------
    Total Convertible Bonds &
       Notes (Cost $42,461,937)                      61,001,719
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-3.64%

                                                    MARKET
                                   SHARES           VALUE
CANADA-1.11%

Barrick Gold Corp. (Gold &
  Precious Metals Mining)            750,000         16,828,125
---------------------------------------------------------------
Biovail Corp. International
  (Health Care-Drugs-Generic &
  Other)(a)                          250,000         10,218,750
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Broadcasting-Television,
  Radio & Cable)                   1,500,000         28,125,000
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)          1,087,500         53,423,438
---------------------------------------------------------------
Potash Corp. of Saskatchewan,
  Inc. (Chemicals)                   350,000         31,259,375
---------------------------------------------------------------
Precision Drilling Corp. (Oil
  & Gas-Drilling & Equipment)(a)   1,500,000         35,812,500
---------------------------------------------------------------
                                                    175,667,188
---------------------------------------------------------------
FINLAND-0.81%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)       1,610,300        107,688,813
---------------------------------------------------------------
Nokia Oyj A.B.-Class A
  (Communications Equipment)         305,300         20,482,212
---------------------------------------------------------------
                                                    128,171,025
---------------------------------------------------------------
FRANCE-0.20%

Coflexip S.A.
  (Manufacturing-Specialized)        439,500         31,314,375
---------------------------------------------------------------
GERMANY-0.11%

Adidas Salomon A.G. (Footwear)       100,000         16,582,130
---------------------------------------------------------------
IRELAND-0.37%

CBT Group PLC-ADR
  (Computers-Software &
  Services)(a)                        98,800          5,026,450
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)     850,000         52,806,250
---------------------------------------------------------------
                                                     57,832,700
---------------------------------------------------------------
ISRAEL-0.17%

ECI Telecommunications Ltd.
  (Communications Equipment)         500,000         15,250,000
---------------------------------------------------------------
Tecnomatix Technologies Ltd.
  (Computers-Software &
  Services)(a)                       479,500         12,167,312
---------------------------------------------------------------
                                                     27,417,312
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
ITALY-0.07%

Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/
  Wireless)                        1,074,000       $  6,152,907
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        596,666          4,495,163
---------------------------------------------------------------
                                                     10,648,070
---------------------------------------------------------------
NETHERLANDS-0.21%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)       800,000         22,700,000
---------------------------------------------------------------
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Vereniged
  Bezit (Publishing)                 328,500         10,635,068
---------------------------------------------------------------
                                                     33,335,068
---------------------------------------------------------------
SWEDEN-0.33%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                         496,300         25,528,431
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-Class B
  (Communications Equipment)         503,700         26,544,768
---------------------------------------------------------------
                                                     52,073,199
---------------------------------------------------------------
UNITED KINGDOM-0.26%

Granada Group PLC (Leisure
  Time-Products)                     390,000          6,718,433
---------------------------------------------------------------
Stolt Comex Seaway, S.A. (Oil
  & Gas-Exploration &
  Production)(a)                   1,050,000         34,125,000
---------------------------------------------------------------
                                                     40,843,433
---------------------------------------------------------------
    Total Foreign Stocks & Other Equity
       Interests (Cost $388,271,464)                573,884,500
---------------------------------------------------------------

                                 PRINCIPAL          MARKET
                                   AMOUNT           VALUE
MASTER NOTE AGREEMENT-0.54%

Merrill Lynch Co. Inc.,
  5.75%(d) (Cost $85,000,000)   $ 85,000,000   $     85,000,000
---------------------------------------------------------------
REPURCHASE AGREEMENTS-4.72%(E)

BZW Securities Inc., 5.55%,
  05/01/98(f)                    369,950,070        369,950,070
---------------------------------------------------------------
Dean Witter Reynolds, Inc.,
  5.55%, 05/01/98(g)                  11,239             11,239
---------------------------------------------------------------
Goldman, Sachs & Co., 5.53%,
  05/01/98(h)                     22,353,793         22,353,793
---------------------------------------------------------------
HSBC Securities, Inc., 5.55%,
  05/01/98(i)                    345,000,000        345,000,000
---------------------------------------------------------------
UBS Securities LLC, 5.58%,
  05/01/98(j)                      7,696,137          7,696,137
---------------------------------------------------------------
    Total Repurchase Agreements
       (Cost $745,011,239)                          745,011,239
---------------------------------------------------------------
TIME DEPOSIT-0.57%

Deutsche Morgan Grenfell Inc.,
  5.50% (Cost $90,000,000)        90,000,000         90,000,000
---------------------------------------------------------------
TOTAL INVESTMENTS-100.04%                        15,778,641,546
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.04%)                                (5,835,525)
---------------------------------------------------------------
NET ASSETS-100.00%                             $ 15,772,806,021
===============================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 04/30/98 was $428,053,403 which represented 2.71% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Master Note Purchase Agreement may be terminated by either party upon two business days' prior written notice, at which time all amounts outstanding under notes purchased under the Master Note Agreement will become payable. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 04/30/98.
(e) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 04/30/98 with a maturing value of $700,107,917. Collateralized by $710,068,000 U.S. Government obligations, 5.50% to 5.75% due 11/15/98 to 04/15/03 with an aggregate market value at 04/30/98 of $714,001,370.
(g) Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000 U.S. Government obligations,
    0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(h) Joint repurchase agreement entered into 04/30/98 with a maturing value of $500,076,806. Collateralized by $495,889,000 U.S. Government obligations,
    0% to 7.75% due 07/23/98 to 01/15/08 with an aggregate market value at 04/30/98 of $510,500,080.
(i) Joint repurchase agreement entered into 04/30/98 with a maturing value of $600,092,500. Collateralized by $613,541,000 U.S. Government obligations,
    0% to 5.755% due 05/13/98 to 07/30/07 with an aggregate market value at 04/30/98 of $612,003,354.
(j) Joint repurchase agreement entered into 04/30/98 with a maturing value of $500,077,500. Collateralized by $787,814,792 U.S. Government obligations,
    0% to 15% due 01/01/01 to 05/01/28 with an aggregate market value at 04/30/98 of $510,029,679.

ABBREVIATIONS:

ADR -   American Depositary Receipt
Conv. - Convertible
Deb. -  Debentures
LYON -  Liquid Yield Option Notes
Sub. -  Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998
(Unaudited)

ASSETS:

Investments, at market value (cost
  $10,661,639,753)                           $15,778,641,546
------------------------------------------------------------
Receivables for:
  Investments sold                               134,687,761
------------------------------------------------------------
  Capital stock sold                              31,826,007
------------------------------------------------------------
  Dividends and interest                           1,989,266
------------------------------------------------------------
Investment for deferred compensation plan            116,435
------------------------------------------------------------
Other assets                                          64,698
------------------------------------------------------------
      Total assets                            15,947,325,713
------------------------------------------------------------
LIABILITIES:

Payables for:
  Investments purchased                          111,831,771
------------------------------------------------------------
  Capital stock reacquired                        46,035,207
------------------------------------------------------------
  Deferred compensation                              116,435
------------------------------------------------------------
Accrued advisory fees                              7,761,900
------------------------------------------------------------
Accrued administrative services fees                  23,840
------------------------------------------------------------
Accrued directors' fees                               23,600
------------------------------------------------------------
Accrued distribution fees                          3,919,133
------------------------------------------------------------
Accrued transfer agent fees                        2,919,114
------------------------------------------------------------
Accrued operating expenses                         1,888,692
------------------------------------------------------------
      Total liabilities                          174,519,692
------------------------------------------------------------
Net assets applicable to shares outstanding  $15,772,806,021
============================================================
NET ASSETS:
Class A                                      $15,315,819,440
============================================================
Class B                                      $   187,027,884
============================================================
Class C                                      $    55,892,833
============================================================
Institutional Class                          $   214,065,864
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    509,744,770
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                      6,258,445
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      1,870,434
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,910,252
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         30.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.05
    divided by 94.50%)                       $         31.80
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         29.88
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         29.88
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         30.98
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1998
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $382,423 foreign
  withholding tax)                            $   19,770,258
------------------------------------------------------------
Interest                                          23,324,243
------------------------------------------------------------
    Total investment income                       43,094,501
------------------------------------------------------------
EXPENSES:

Advisory fees                                     45,482,932
------------------------------------------------------------
Administrative services fees                         138,746
------------------------------------------------------------
Custodian fees                                       472,092
------------------------------------------------------------
Directors' fees                                       62,896
------------------------------------------------------------
Distribution fees-Class A                         21,302,650
------------------------------------------------------------
Distribution fees-Class B                            412,862
------------------------------------------------------------
Distribution fees-Class C                            179,794
------------------------------------------------------------
Transfer agent fees-Class A                       11,608,835
------------------------------------------------------------
Transfer agent fees-Class B                          107,105
------------------------------------------------------------
Transfer agent fees-Class C                           39,775
------------------------------------------------------------
Transfer agent fees-Institutional Class                8,715
------------------------------------------------------------
Other                                                947,321
------------------------------------------------------------
    Total expenses                                80,763,723
------------------------------------------------------------
Less: Fees waived by advisor                      (1,562,903)
------------------------------------------------------------
    Expenses paid indirectly                        (131,832)
------------------------------------------------------------
    Net expenses                                  79,068,988
------------------------------------------------------------
Net investment income (loss)                     (35,974,487)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          527,178,883
------------------------------------------------------------
  Foreign currencies                                   8,919
------------------------------------------------------------
  Futures contracts                              (22,094,375)
------------------------------------------------------------
  Option contracts                                   286,346
------------------------------------------------------------
                                                 505,379,773
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                        1,114,670,612
------------------------------------------------------------
  Foreign currencies                                  (1,959)
------------------------------------------------------------
  Futures contracts                               16,400,635
------------------------------------------------------------
                                               1,131,069,288
------------------------------------------------------------
      Net gain from investment securities,
         foreign currencies, futures and
         option contracts                      1,636,449,061
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,600,474,574
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1998 and the year ended October 31, 1997 (Unaudited)

                                                                 APRIL 30,          OCTOBER 31,
                                                                   1998                1997
                                                              ---------------     ---------------
OPERATIONS:
  Net investment income (loss)                                $   (35,974,487)    $   (51,626,612)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      505,379,773       1,046,160,029
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts            1,131,069,288       1,234,273,644
-------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations     1,600,474,574       2,228,807,061
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,004,026,712)       (401,536,883)
-------------------------------------------------------------------------------------------------
  Class B                                                          (2,316,706)                 --
-------------------------------------------------------------------------------------------------
  Class C                                                          (1,919,835)                 --
-------------------------------------------------------------------------------------------------
  Institutional Class                                             (13,223,346)        (10,336,039)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         442,661,670       1,280,740,251
-------------------------------------------------------------------------------------------------
  Class B                                                         173,539,816                  --
-------------------------------------------------------------------------------------------------
  Class C                                                          31,310,483          22,611,449
-------------------------------------------------------------------------------------------------
  Institutional Class                                              17,247,105        (139,767,829)
-------------------------------------------------------------------------------------------------
       Net increase in net assets                               1,243,747,049       2,980,518,010
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          14,529,058,972      11,548,540,962
-------------------------------------------------------------------------------------------------
  End of period                                               $15,772,806,021     $14,529,058,972
=================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $10,185,392,653     $ 9,520,633,579
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (36,244,730)           (270,243)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     506,656,051       1,022,762,877
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    5,117,002,047       3,985,932,759
-------------------------------------------------------------------------------------------------
                                                              $15,772,806,021     $14,529,058,972
=================================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1998
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class B shares commenced sales on November 3, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the six months ended April 30, 1998, AIM waived fees of $1,562,903. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $138,746 for such services.
  The Fund, pursuant to a transfer agent and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended April 30, 1998, AFS was paid $5,353,661 with respect to the Class A, Class B and Class C shares and for the period December 29, 1997 through April 30, 1998, AFS was paid $6,030 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $2,685 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1998, the Class A shares, Class B shares and Class C shares paid AIM Distributors $21,302,650, $412,862, and $179,794, respectively as compensation under the Plans.
  AIM Distributors received commissions of $3,247,503 from sales of the Class A shares of the Fund during six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year six months ended April 30, 1998, AIM Distributors received commissions of $208,489 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the six months ended April 30, 1998, the Fund paid legal fees of $11,568 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998, the fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $80,915 and $50,917, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $131,832 during the six months ended April 30, 1998.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1998 was $5,208,411,142 and $5,779,274,077, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $5,246,115,470
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (140,690,702)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $5,105,424,768
==========================================================

Cost of investments for tax purposes is $10,673,216,778.

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                 APRIL 30,                       OCTOBER 31,
                                    1998                             1997
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
  Class A               136,637,646   $ 3,814,563,362    211,624,665   $ 5,717,830,615
--------------------------------------------------------------------------------------
  Class B*                6,686,341       185,919,918             --                --
--------------------------------------------------------------------------------------
  Class C**               1,269,109        35,353,346        745,655        22,872,597
--------------------------------------------------------------------------------------
  Institutional Class     1,247,605        35,117,654      5,274,034       141,917,489
--------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                37,921,261       959,396,206     15,529,296       381,406,093
--------------------------------------------------------------------------------------
  Class B*                   88,205         2,225,150             --                --
--------------------------------------------------------------------------------------
  Class C**                  72,234         1,823,183             --                --
--------------------------------------------------------------------------------------
  Institutional Class       484,141        12,607,035        387,258         9,720,186
--------------------------------------------------------------------------------------
Reacquired:
  Class A              (154,721,807)   (4,331,297,898)  (178,999,514)   (4,818,496,457)
--------------------------------------------------------------------------------------
  Class B*                 (516,101)      (14,605,252)            --                --
--------------------------------------------------------------------------------------
  Class C**                (208,072)       (5,866,046)        (8,492)         (261,148)
--------------------------------------------------------------------------------------
  Institutional Class    (1,091,093)      (30,477,584)   (10,657,023)     (291,405,504)
--------------------------------------------------------------------------------------
                         27,869,469   $   664,759,074     43,895,879   $ 1,163,583,871
======================================================================================

*Class B Shares commenced sales on November 3, 1997.

**Class C Shares commenced sales on August 4, 1997.

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                        OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
                                     ---------   -----------
Beginning of period                       --              --
-----------------------------------   ------     -----------
Written                               18,204     $ 4,967,371
-----------------------------------   ------     -----------
Closed                                (9,204)     (2,394,658)
-----------------------------------   ------     -----------
Exercised                             (4,000)     (2,262,924)
-----------------------------------   ------     -----------
Expired                               (5,000)       (309,789)
-----------------------------------   ------     -----------
End of Period                              0     $         0
===================================   ======     ===========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1998 and each of the years in the five-year period ended October 31, 1997, for a share of Class B capital stock outstanding during the period November 3, 1997 (date sales commenced) through April 30, 1998 and for a share of Class C capital stock outstanding during the six months ended April 30, 1998 and the period August 4, 1997 (dates sales commenced) through October 31, 1997.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                                           OCTOBER 31,
                                                 APRIL 30,       ----------------------------------------------------------------
                                                   1998             1997          1996          1995         1994         1993
                                                -----------      -----------   -----------   ----------   ----------   ----------
Net asset value, beginning of period            $     29.23      $     25.48   $     23.69   $    18.31   $    17.04   $    13.25
----------------------------------------------  -----------      -----------   -----------   ----------   ----------   ----------
Income from investment operations:
    Net investment income (loss)                      (0.07)           (0.11)        (0.06)       (0.05)       (0.02)       (0.04)
----------------------------------------------  -----------      -----------   -----------   ----------   ----------   ----------
    Net gains on securities (both realized and
      unrealized)                                      2.95             4.75          2.60         5.95         1.29         3.83
----------------------------------------------  -----------      -----------   -----------   ----------   ----------   ----------
        Total from investment operations               2.88             4.64          2.54         5.90         1.27         3.79
----------------------------------------------  -----------      -----------   -----------   ----------   ----------   ----------
Distributions from net realized gains                 (2.06)           (0.89)        (0.75)       (0.52)          --           --
----------------------------------------------  -----------      -----------   -----------   ----------   ----------   ----------
Net asset value, end of period                  $     30.05      $     29.23   $     25.48   $    23.69   $    18.31   $    17.04
==============================================  ===========      ===========   ===========   ==========   ==========   ==========
Total return(a)                                       11.16%           18.86%        11.26%       33.43%        7.45%       28.60%
==============================================  ===========      ===========   ===========   ==========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $15,315,819      $14,319,441   $11,255,506   $7,000,350   $3,726,029   $2,756,497
==============================================  ===========      ===========   ===========   ==========   ==========   ==========
Ratio of expenses to average net assets(b)             1.09%(c)(d)      1.11%         1.14%        1.16%        1.20%        1.22%
==============================================  ===========      ===========   ===========   ==========   ==========   ==========
Ratio of net investment income (loss) to
  average net assets(e)                               (0.50)%(c)       (0.40)%        0.27)%      (0.32)%      (0.15)%      (0.31)%
==============================================  ===========      ===========   ===========   ==========   ==========   ==========
Portfolio turnover rate                                  37%              67%           58%          45%          79%          70%
==============================================  ===========      ===========   ===========   ==========   ==========   ==========
Average brokerage commission rate paid(f)       $    0.0565      $    0.0576   $    0.0596          N/A          N/A          N/A
==============================================  ===========      ===========   ===========   ==========   ==========   ==========

(a) Does not deduct sales charges and are not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.11% (annualized) 1.13%, 1.16%, 1.18% and 1.21% for 1998-1994.
(c) Ratios are annualized and based on average net assets of $14,319,461,021.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.52)% (annualized), (0.42)%, (0.29)%, (0.34)% and
    (0.16)% for 1998-1994.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                               CLASS B                 CLASS C
                                                              ---------       -------------------------
                                                              APRIL 30,       APRIL 30,     OCTOBER 31,
                                                                1998            1998           1997
                                                              ---------       ---------     -----------
Net asset value, beginning of period                          $  30.04         $ 29.18        $ 30.32
------------------------------------------------------------  --------         -------        -------
Income from investment operations:
   Net investment income (loss)                                  (0.18)(a)       (0.18)(a)      (0.04)
------------------------------------------------------------  --------         -------        -------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  2.08            2.94          (1.10)
------------------------------------------------------------  --------         -------        -------
       Total from investment operations                           1.90            2.76          (1.14)
------------------------------------------------------------  --------         -------        -------
Distributions from net realized gains                            (2.06)          (2.06)
------------------------------------------------------------  --------         -------        -------
Net asset value, end of period                                $  29.88         $ 29.88        $ 29.18
============================================================  ========         =======        =======
Total return(b)                                                   7.57%          10.74%         (3.76)%
============================================================  ========         =======        =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $187,028         $55,893        $21,508
============================================================  ========         =======        =======
Ratio of expenses to average net assets(c)                        1.90%(d)(e)     1.90%(d)(e)    1.84%(f)
============================================================  ========         =======        =======
Ratio of net investment income (loss) to average net
 assets(g)                                                       (1.31)%(d)      (1.31)%(d)     (1.12)%(f)
============================================================  ========         =======        =======
Portfolio turnover rate                                             37%             37%            67%(f)
============================================================  ========         =======        =======
Average brokerage commission rate paid(h)                     $ 0.0565         $0.0565        $0.0576
============================================================  ========         =======        =======
(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.92% (annualized) for 1998 for Class B and 1.92%
    (annualized) and 1.86% (annualized) for 1998-1997 for Class C.
(d) Ratios are annualized and based on average net assets of $83,256,633 and $36,256,833 for Class B and Class C, respectively.
(e) Ratios include expenses paid indirectly. Excluding expenses paid indirectly, the ratios of expenses to average net assets would have been the same for Class B and Class C, respectively.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.33)% (annualized) for 1998 for Class B and (1.33)% (annualized) and (1.15)% (annualized), for 1998-1997 for Class C.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                            11 Greenway Plaza
Chairman                                          Chairman                                    Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                              A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer         11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                Carol F. Relihan                            Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                  Sub-Advisor
Director                                          Gary T. Crum                                A I M Capital Management, Inc.
Cortland Trust Inc.                               Senior Vice President                       11 Greenway Plaza
                                                                                              Suite 100
Edward K. Dunn Jr.                                Jonathan C. Schoolar                        Houston, TX 77046
Chairman, Mercantile Mortgage Corp.;              Senior Vice President
Formerly Vice Chairman and President,                                                         TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton
President, Mercantile Bankshares                  Vice President and Assistant Treasurer      A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Jack Fields                                       Melville B. Cox                             Houston, TX 77210-4739
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                          CUSTODIAN
Formerly Member                                   Renee A. Bamford
of the U.S. House of Representatives              Assistant Secretary                         State Street Bank and Trust Company
                                                                                              225 Franklin Street
Carl Frischling                                   P. Michelle Grace                           Boston MA 02110
Partner                                           Assistant Secretary
Kramer, Levin, Naftalis & Frankel                                                             COUNSEL TO THE FUND
                                                  Jeffrey H. Kupor
Robert H. Graham                                  Assistant Secretary                         Ballard Spahr
President and Chief Executive Officer                                                         Andrews & Ingersoll, LLP
A I M Management Group Inc.                       Nancy L. Martin                             1735 Market Street
                                                  Assistant Secretary                         Philadelphia, PA 19103
John F. Kroeger
Formerly Consultant                               Ofelia M. Mayo                              COUNSEL TO THE DIRECTORS
Wendell & Stockel Associates, Inc.                Assistant Secretary
                                                                                              Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                                  Lisa A. Moss                                919 Third Avenue
Attorney                                          Assistant Secretary                         New York, NY 10022

Ian W. Robinson                                   Kathleen J. Pflueger                        DISTRIBUTOR
Consultant; Formerly Executive                    Assistant Secretary
Vice President and                                                                            A I M Distributors, Inc.
Chief Financial Officer                           Samuel D. Sirko                             11 Greenway Plaza
Bell Atlantic Management                          Assistant Secretary                         Suite 100
Services, Inc.                                                                                Houston, TX 77046
                                                  Stephen I. Winer
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Mary J. Benson
Limited Partnership                               Assistant Treasurer

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU



o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                            -------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                            -------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Select Growth Fund**
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
A I M Management Group Inc. has provided leadership in the             AIM Limited Maturity Treasury Fund
mutual fund industry since 1976 and manages approximately              AIM Money Market Fund
$89 billion in assets for more than 4.4 million shareholders,          AIM Tax-Exempt Cash Fund
including individual investors, corporate clients, and financial
institutions as of March 31, 1998. The AIM Family of                   *AIM Aggressive Growth Fund was closed to new investors on
Funds--Registered Trademark-- is distributed nationwide, and           June 5, 1997.  **On May 1, 1998, AIM Growth Fund was renamed
AIM today ranks among the nation's top 15 mutual fund                  AIM Select Growth Fund. For more complete information about
companies in assets under management, according to Lipper              any AIM Fund(s), including sales charges and expenses, ask
Analytical Services, Inc.                                              your financial consultant or securities dealer for a free
                                                                       prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.

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